UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022 (December 8, 2022)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03    Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, L3Harris Technologies, Inc. (“L3Harris” or the “Company”) amended and restated its by-laws (the “By-Laws”) pursuant to action by the Board of Directors (the “Board”), with such By-Laws to be effective immediately. The amendments, among other things:
•require that a shareholder providing notice of its intent to nominate an individual to the Board pursuant to the universal proxy rules adopted by the Securities and Exchange Commission must comply with all requirements of those rules and provide reasonable evidence of such compliance, upon request;
•enhance the procedural mechanics and disclosure requirements in connection with a shareholder’s request to call a special meeting or nominate directors under the Company’s advance notice or proxy access by-laws, including by requiring (i) a shareholder delivering a notice pursuant to such by-laws to (a) provide additional background information and disclosures with respect to the shareholder, any nominees proposed by the shareholder and certain other interested persons and (b) update such notice, if necessary, so that it remains true and correct both as of the record date and ten business days prior to the applicable meeting and (ii) a shareholder seeking to call a special meeting to continue to hold the required percentage of shares through the date of the special meeting;
•require a shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white;
•modify the federal exclusive forum by-law by designating the federal district courts as the exclusive forum for any claims arising under the Securities Act of 1933 unless the application of such by-law is deemed illegal, invalid or unenforceable, in which case, the exclusive forum for such claims will be the Delaware Court of Chancery;
•conform certain portions of the By-Laws to the provisions of the Delaware General Corporation Law; and
•make certain other technical, ministerial, clarifying and conforming changes, including by removing certain provisions that are no longer operative.
The foregoing description of the amendments to the By-Laws is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
3.1	By-Laws of L3Harris Technologies, Inc. (as amended and restated effective December 8, 2022).
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 13, 2022		Title:	Senior Vice President, General Counsel and Secretary

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